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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 21, 2005

                             ACME UNITED CORPORATION
             (Exact name of registrant as specified in its charter)
                               ------------------

          Connecticut                    001-07698             06-0236700
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)


1931 Black Rock Turnpike, Fairfield, Connecticut                  06825
    (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (203) 332-7330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 21, 2005, Acme United Corporation (the "Company") issued a press release announcing its financial results for the three-month period ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this current report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit Number            Description
      --------------            -----------
      99.1                      Press release dated April 21, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ACME UNITED CORPORATION

By          /s/ WALTER C. JOHNSEN
         ------------------------------
                Walter C. Johnsen
                  President and
             Chief Executive Officer

Dated:  April 21, 2005



By          /s/ PAUL G. DRISCOLL
         ------------------------------
                Paul G. Driscoll
               Vice President and
              Chief Financial Officer

Dated:  April 21, 2005

EXHIBIT INDEX


Exhibit Number            Description
--------------            -----------
99.1                      Press release dated April 21, 2005.

ACME UNITED CORPORATION            NEWS RELEASE
--------------------------------------------------------------------------------
                            CONTACT: Paul G. Driscoll
                             Acme United Corporation
                  1931 Black Rock Turnpike Fairfield, CT  06825
                   Phone: (203) 332-7330  FAX: (203) 576-1547
--------------------------------------------------------------------------------

                      FOR IMMEDIATE RELEASE April 21, 2005


ACME UNITED CORPORATION REPORTS 24% SALES GROWTH AND 55% EARNINGS INCREASE

         FAIRFIELD, CONN. - April 21, 2005 - Acme United Corporation (AMEX:ACU) today announced net income of $650,000 or $.17 per diluted share for the first quarter ended March 31, 2005 compared to $392,000 or $.11 per diluted share for the comparable period last year.

         Net sales for the quarter ended March 31, 2005 were $10.6 million compared to $8.6 million in 2004, an increase of 24% (21% at constant currency). Net sales in the U.S. increased 25% due to the launch of new products, market share gains and the Clauss business acquired on June 1, 2004. International sales increased by 16%, and 10% in local currency.

         Gross margins were 45.9% in 2005 versus 43.4% in 2004. The improvement is primarily due to new products and product rationalization efforts in Europe.

         Walter C. Johnsen, President and CEO said, "I am pleased with our performance this quarter. Our new products have been well received, and business continues to be strong."

         The Company's debt less cash on March 31, 2005 was $1.0 million compared to $3.6 million on March 31, 2004. During the first quarter of 2005, the Company repurchased 60,000 shares at a cost of $954,000. At the end of the first quarter 2005, this left approximately 8,000 shares remaining from the program announced in July of 2003. On March 30, 2005, the Board of Directors approved a new stock repurchase program of 150,000 common shares. The Company also paid dividends of 2 cents per share in the first quarter of 2005 amounting to $74,000.

                                      (1)

         ACME UNITED CORPORATION is a specialized supplier of cutting devices, measuring instruments, and safety products for school, home, office and industrial use.

         Forward-looking statements in this report, including without limitation, statements related to the Company's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties including without limitation the following: (i) the Company's plans, strategies, objectives, expectations and intentions are subject to change at any time at the discretion of the Company; (ii) the Company's plans and results of operations will be affected by the Company's ability to manage its growth, and (iii) other risks and uncertainties indicated from time to time in the Company's filings with the Securities and Exchange Commission.

                                      # # #

                                      (2)

                             ACME UNITED CORPORATION
                        CONSOLIDATED STATEMENT OF INCOME
                            FIRST QUARTER REPORT 2005
                                                             Quarter Ended            Quarter Ended
                                                             March 31, 2005           March 31, 2004
Amounts in $000's except per share data                       (Unaudited)               (Unaudited)
--------------------------------------------------------------------------------------------------------
Net Sales                                                      $ 10,583                  $  8,567
Gross Profit                                                      4,861                     3,719
Selling, General, and Administrative Expenses                     3,719                     2,969
Other (Income) Expense                                               62                        40
Pre-Tax Income (loss)                                             1,080                       710
Income Tax Expense                                                  430                       318
Net Income                                                          650                       392
Earnings Per Share Basic                                           0.19                      0.12
Earnings Per Share Diluted                                         0.17                      0.11

                                      (3)

                             ACME UNITED CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                            FIRST QUARTER REPORT 2005
                                   (Unaudited)

Amounts in $000's

                                                               March 31, 2005        March 31, 2004
                                                          ----------------------------------------------
Assets
------

Current Assets:
     Cash                                                         $   1,006             $     709
     Accounts Receivable, Net                                         8,013                 6,687
     Inventories                                                      9,207                 8,336
     Prepaid and Other current Assets                                   843                   873
                                                          ----------------------------------------------
Total Current Assets                                                 19,069                16,605

     Property and Equipment, Net                                      2,068                 2,361
     Other Assets                                                       769                   456
                                                          ----------------------------------------------
Total Assets                                                      $  21,906             $  19,422
                                                          ==============================================

Liabilities and Stockholders' Equity
Current Liabilities
     Accounts Payable                                             $   2,150             $   1,721
     Other Current Liabilities                                        2,995                 1,870
     Current Portion of Long Term Debt                                1,991                 1,745
                                                          ----------------------------------------------
Total Current Liabilities                                             7,136                 5,336
Long-Term debt                                                           58                 2,542
Other Non Current Liabilities                                           550                   759
                                                          ----------------------------------------------
                                                                      7,744                 8,637
Total Stockholders' Equity                                           14,162                10,785
                                                          ----------------------------------------------
Total Liabilities and Stockholders' Equity                        $  21,906             $  19,422
                                                          ==============================================

                                      (4)